UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 2, 1999
                Date of Report (Date of earliest event reported)



                                  InaCom Corp.
             (Exact name of registrant as specified in its charter)


              Delaware                   0-16114                47-0681813
           (State or other            (Commission             (IRS Employer
           jurisdiction of             File Number)         Identification No.)
           incorporation)


           10810 Farnam Drive, Omaha Nebraska                   68154
         (Address of principal executive offices)             (Zip Code)

                                 (402) 758-3900
               Registrant's telephone number, including area code


                   ------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.   OTHER EVENTS.

             On February 2, 1999, InaCom Corp. ("InaCom"), announced its earnings for its fiscal year and fourth quarter ended December 26, 1998. A copy of the InaCom press release dated February 2, 1999 is attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             99.1     InaCom Press Release dated February 2, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INACOM CORP.

February 2, 1999                               /s/ David C. Guenthner
                                            By:______________________
                                               David C. Guenthner
                                               Executive Vice President and
                                               Chief Financial Officer


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                                INDEX TO EXHIBITS

      Exhibit                               Description


         99.1     InaCom Press Release dated February 2, 1999.